                                                                    EXHIBIT 21.1

                             WASTE MANAGEMENT, INC.
                                  SUBSIDIARIES

NAME                                                                          STATE OF INCORPORATION
----                                                                          ----------------------
1329409 Ontario Inc.                                                          Ontario
1420 Chestnut Avenue, L.L.C.                                                  New Jersey
3368084 Canada Inc.                                                           Canada
635952 Ontario Inc.                                                           Ontario
709292 Alberta Ltd.                                                           Alberta
730810 Alberta Ltd.                                                           Alberta
740922 Alberta Ltd.                                                           Alberta
762570 Alberta Ltd.                                                           Alberta
A-1 Compaction Inc.                                                           New York
Acaverde S.A. de C.V.                                                         Mexico
Acaverde Servicios, S.A. de C.V.                                              Mexico
Adam J. Deitrick and Sons Disposal & Coal Hauling, Inc.                       Pennsylvania
Advanced Environmental Services, L.L.C.                                       Delaware
Advanced Environmental Technical Services, L.L.C.                             Delaware
Akron Regional Landfill, Inc.                                                 Delaware
Alabama Waste Disposal Solutions, L.L.C.                                      Alabama
Alliance Sanitary Landfill, Inc.                                              Pennsylvania
Allstate Disposal Service, Inc.                                               Wisconsin
All-Waste Systems, Inc.                                                       New York
American Landfill Gas Company                                                 Ohio
American Landfill, Inc.                                                       Ohio
American RRT Fiber Supply, L.P.                                               Pennsylvania
American Waste Control of New York, Inc.                                      New York
Anderson Landfill, Inc.                                                       Delaware
Anderson-Cottonwood Disposal Services, Inc.                                   California
Antelope Valley Recycling and Disposal Facility, Inc.                         California
Arden Landfill, Inc.                                                          Pennsylvania
Art Sperl Disposal, L.L.C.                                                    New York
Ashira SA                                                                     Argentina
Atlantic Development Co., L.P.                                                Virginia
Atlantic Waste Disposal, Inc.                                                 Delaware
Automated Salvage Transport, Inc.                                             Connecticut
Auxiwaste Services SA                                                         France
AZ Newco, L.L.C.                                                              Delaware
Azusa Land Reclamation, Inc.                                                  California
B & E Cartage Inc.                                                            West Virginia
B & L Disposal Co.                                                            Nevada

B&B Landfill, Inc.                                                            Delaware
Back Pressure Turbine, LLP                                                    Maryland
Baltimore Environmental Recovery Group, Inc.                                  Maryland
Bayside of Marion, Inc.                                                       Florida
Best Recycling & Disposal, Inc.                                               Minnesota
Bestan Inc.                                                                   Quebec
Big Dipper Enterprises, Inc.                                                  North Dakota
Big Valley Transport Inc.                                                     West Virginia
Bio-Energy Partners                                                           Illinois
Biosolids Refuse Management, JV                                               California
Bisig Disposal Service, Inc.                                                  New York
Bland Disposal Service, Inc.                                                  Florida
Bluegrass Containment, L.L.C.                                                 Delaware
Boone Waste Industries, Inc.                                                  Florida
Booths Creek Sanitation, Inc.                                                 West Virginia
Bosarge & Edmonds Contractors, Inc.                                           Mississippi
Boudin's Waste & Recycling, Inc.                                              Mississippi
Braddon Enterprises, Inc.                                                     West Virginia
Brand Scaffold, Inc.                                                          Delaware
Brazoria County Recycling Center, Inc.                                        Texas
Brevard County Landfill, L.L.C.                                               Delaware
Burnsville Sanitary Landfill, Inc.                                            Minnesota
C & D Sanitation and Recycling, L.L.C.                                        Connecticut
C & L Disposal Company, Inc.                                                  California
C.D.M. Sanitation, Inc.                                                       Minnesota
C.I.D. Landfill, Inc.                                                         New York
C.I.D. Refuse Service, Inc.                                                   New York
CA Newco, L.L.C.                                                              Delaware
Cal Sierra Disposal                                                           California
California Asbestos Monofill, Inc.                                            California
Campbell Wells Norm Corporation                                               Louisiana
Canadian Waste Services Holdings, Inc.                                        Ontario
Canadian Waste Services, Inc.                                                 Ontario
CAP/CRA, L.L.C.                                                               Illinois
Capital Sanitation Company                                                    Nevada
Capitol City Disposal, Inc.                                                   Minnesota
Capitol Disposal, Inc.                                                        Alaska
Caramella-Ballardini, Ltd.                                                    Nevada
Cardinal Ridge Development, Inc.                                              Ohio
Carleton Farms Landfill, Inc.                                                 Delaware
Carmel Marina Corporation                                                     California
Carolina Grading, Inc.                                                        South Carolina
Carver Transfer & Processing, LLC                                             Minnesota

Cedar Hammock Refuse Disposal Corporation                                     Florida
Cedar Ridge Landfill, Inc.                                                    Delaware
Cemtech, L.P.                                                                 Delaware
Central Disposal Systems, Inc.                                                Iowa
Central Missouri Landfill, Inc.                                               Missouri
Central Valley Waste Services, Inc.                                           California
Chadwick Road Landfill, Inc.                                                  Georgia
Chambers Clearview Environmental Landfill, Inc.                               Mississippi
Chambers Development Company, Inc.                                            Delaware
Chambers Development of Ohio, Inc.                                            Ohio
Chambers of Georgia, Inc.                                                     Delaware
Chambers of Mississippi, Inc.                                                 Mississippi
Chambers of West Virginia, Inc.                                               West Virginia
Chambers Services, Inc.                                                       Delaware
Charlotte Landscaping and Sanitation Services                                 Florida
Chaska Sanitation, Inc.                                                       Minnesota
Chastang Landfill, Inc.                                                       Delaware
Chem Nuclear Systems, L.L.C.                                                  Delaware
Chemical Waste Management of Indiana, L.L.C.                                  Delaware
Chemical Waste Management of the Northwest, Inc.                              Washington
Chemical Waste Management, Inc.                                               Delaware
Chesser Island Road Landfill, Inc.                                            Georgia
Chiquita Canyon Landfill, Inc.                                                California
CID MRRF, Inc.                                                                Delaware
City Disposal Systems, Inc.                                                   Delaware
City Environmental Services Landfill, Inc. of Florida                         Florida
City Environmental Services Landfill, Inc. of Hastings                        Michigan
City Environmental Services Landfill, Inc. of Lapeer                          Michigan
City Environmental Services Landfill, Inc. of Panama City                     Michigan
City Environmental Services Landfill, Inc. of Saginaw                         Michigan
City Environmental Services, Inc. of Florida                                  Delaware
City Environmental Services, Inc. of Waters                                   Michigan
City Environmental, Inc.                                                      Delaware
City Management Corporation                                                   Michigan
Clayton-Ward Company, Inc.                                                    California
Cleburne Landfill Company Corp.                                               Alabama
Cleburne Landfill Corporation                                                 Michigan
Cloverdale Disposal, Inc.                                                     California
CNS Holdings, Inc.                                                            Delaware
CNSI Sub, Inc.                                                                Delaware
Coast Waste Management, Inc.                                                  California
Cocopah Landfill, Inc.                                                        California
Colorado Landfill, Inc.                                                       Delaware

Columbia Geosystems Ltd.                                                      Canada
Columbia Regional Transportation, Inc.                                        Washington
Commercial Disposal Service, Inc.                                             West Virginia
Connecticut Valley Sanitary Waste Disposal, Inc.                              Massachusetts
Conservation Services, Inc.                                                   Colorado
Container Recycling Alliance, L.P.                                            Delaware
Continental Waste Industries Arizona, Inc.                                    New Jersey
Copper Mountain Landfill, Inc.                                                Arizona
Coshocton Landfill, Inc.                                                      Ohio
Cougar Landfill, Inc.                                                         Texas
Countryside Landfill, Inc.                                                    Illinois
Cuyahoga Landfill, Inc.                                                       Delaware
CWM Chemical Services, L.L.C.                                                 Delaware
CWM Resource Recovery, Inc.                                                   Ohio
D & T Refuse Services, Inc.                                                   Ohio
Dafter Sanitary Landfill, Inc.                                                Michigan
Dakota Resource Recovery, Inc.                                                Minnesota
Dauphin Meadows, Inc.                                                         Pennsylvania
Deep Valley Landfill, Inc.                                                    Delaware
Deer Track Park Landfill, Inc.                                                Delaware
Deland Landfill, Inc.                                                         Delaware
Delaware Recyclable Products, Inc.                                            Delaware
Dickinson Landfill, Inc.                                                      Delaware
Disposal Service, Incorporated                                                West Virginia
Donno Company, Inc.                                                           New York
Don's Garbage Service, Inc.                                                   Oregon
Duluth Waste Marketing, Inc.                                                  Minnesota
E.C. Waste, Inc.                                                              Puerto Rico
Earthcorp, L.L.C.                                                             Delaware
Earthmovers Landfill, L.L.C.                                                  Delaware
East Liverpool Landfill, Inc.                                                 Ohio
Eastern Development Services, Inc.                                            Delaware
Eastern Disposal of Georgia, Inc.                                             Delaware
Eastern One Land Corporation                                                  Delaware
Eastern Transfer of New York, Inc.                                            Delaware
Eastern Waste of New York Inc.                                                Delaware
Eastern Waste of West Virginia, Inc.                                          Delaware
El Coqui de San Juan                                                          Puerto Rico
El Coqui Landfill Company, Inc.                                               Puerto Rico
El Coqui Waste Disposal, Inc.                                                 Delaware
ELDA Landfill, Inc.                                                           Delaware
Elk River Landfill, Inc.                                                      Minnesota
Envirofil Illinois Acquisition Corp.                                          Delaware

Envirofil of Illinois, Inc.                                                   Illinois
Environmental Control, Inc.                                                   New Mexico
Equipment Credit Corporation                                                  Delaware
Evergreen Landfill, Inc.                                                      Delaware
Evergreen Recycling and Disposal Facility, Inc.                               Delaware
F F F, Inc.                                                                   Minnesota
F.L.I. International Ltd.                                                     Ireland
Farmer's Landfill, Inc.                                                       Missouri
Feather River Disposal, Inc.                                                  California
Fernley Disposal, Inc.                                                        Nevada
Field of Dreams Recycling Center, Inc.                                        Minnesota
Front Range Landfill, Inc.                                                    Delaware
Frontier Environmental, Inc.                                                  Florida
G.C. Environmental, Inc.                                                      Texas
G.I. Industries                                                               Utah
GA Landfills, Inc.                                                            Delaware
Gallia Landfill, Inc.                                                         Delaware
Garnet of Maryland, Inc.                                                      Maryland
Geolining Abdichtungstechnik GmbH                                             Germany
Georgia Waste Systems, Inc.                                                   Georgia
Gestion Des Rebuts D.M.P.                                                     Quebec
Glen's Sanitary Landfill, Inc.                                                Michigan
Graham Road Recycling & Disposal Facility, Inc.                               Washington
Grand Central Sanitary Landfill, Inc.                                         Pennsylvania
Greater Midwest, Inc.                                                         Delaware
Green Valley Disposal Company, Inc.                                           California
Grupo WMX, S.A. De C.V.                                                       Mexico
Guadalupe Rubbish Disposal Co., Inc.                                          California
Guam Resource Recovery Partners, L.P.                                         Delaware
Gulf Disposal, Inc.                                                           Florida
Guyan Transfer and Sanitation Service, Inc.                                   West Virginia
Ham Lake Haulers, Inc.                                                        Minnesota
Harris Sanitation, Inc.                                                       Florida
Harwood Landfill, Inc.                                                        Maryland
Hedco Landfill, Ltd. (UK)                                                     England
Hillsboro Landfill Inc.                                                       Oregon
Holyoke Sanitary Landfill, Inc.                                               Massachusetts
IN Landfills, L.L.C.                                                          Delaware
Independent Sanitation Company                                                Nevada
Intersan Inc.                                                                 Canada
JABB II, LLC                                                                  Maryland
Jahner Sanitation, Inc.                                                       North Dakota
Jay County Landfill, L.L.C.                                                   Delaware

JFS (UK) Limited                                                              England
John Smith Landfill, Inc.                                                     California
Jones Sanitation, L.L.C.                                                      Delaware
Junker Sanitation Services, Inc.                                              Minnesota
K and W Landfill Inc.                                                         Michigan
Kahle Landfill, Inc.                                                          Missouri
Keene Road Landfill, Inc.                                                     Florida
Kelly Run Sanitation, Inc.                                                    Pennsylvania
Ken's Pickup Service, Inc.                                                    Michigan
Key Disposal Ltd.                                                             British Columbia
Kimmins Recycling Corp.                                                       Florida
King George Landfill, Inc.                                                    Virginia
KN Industrial Services, Inc.                                                  Colorado
Knutson Material Recovery Facility, Inc.                                      Minnesota
Knutson Services, Inc.                                                        Minnesota
Kubasch & Sons, Inc.                                                          Minnesota
L&M Landfill, Inc.                                                            Delaware
Laidlaw Waste Systems (Valley View), L.L.C.                                   Delaware
Land Reclamation Company, Inc.                                                Delaware
Landfill of Pine Ridge, Inc.                                                  Delaware
Landfill Services of Charleston, Inc.                                         West Virginia
Landfill Systems, Inc.                                                        New Mexico
Larry's Sanitary Service, Inc.                                                California
Laurel Highlands Landfill, Inc.                                               Pennsylvania
Laurel Ridge Landfill, L.L.C.                                                 Delaware
LCS Services, Inc.                                                            West Virginia
LFG Production, L.P.                                                          Delaware
LG-Garnet of Maryland JV                                                      District of Columbia
Liberty Landfill, L.L.C.                                                      Delaware
Liberty Lane West Owners' Association                                         New Hampshire
Liberty Street Development Company, Inc.                                      Delaware
Lightning Disposal, Inc.                                                      Illinois
Liquid Waste Management, Inc.                                                 California
Local Sanitation of Rowan County, L.L.C.                                      Delaware
Longmont Landfill, L.L.C.                                                     Delaware
M.S.T.S. Limited Partnership                                                  Illinois
M.S.T.S., Inc.                                                                Delaware
Mahoning Landfill, Inc.                                                       Ohio
Maplewood Landfill, Inc.                                                      Virginia
Marangi Bros., Inc.                                                           New York
Mass Gravel Inc.                                                              Massachusetts
Mc Ginnes Industrial Maintenance Corporation                                  Texas
McDaniel Landfill, Inc.                                                       North Dakota

McGill Landfill, Inc.                                                         Michigan
Meadowfill Landfill, Inc.                                                     Delaware
Michigan Environs, Inc.                                                       Michigan
Middle Island Enterprises, Inc.                                               West Virginia
Midwest Transport, Inc.                                                       Wisconsin
Minneapolis Refuse, Incorporated                                              Minnesota
M-L Commercial Garbage Service, Inc.                                          West Virginia
Modesto Garbage Co., Inc.                                                     California
Moor Refuse, Inc.                                                             California
Mountain Indemnity Insurance Company                                          Vermont
Mountain Indemnity International Limited                                      Ireland
Mountainview Landfill, Inc.                                                   Maryland
Mountainview Landfill, Inc.                                                   Utah
Napa Valley Disposal Service, Inc.                                            California
Nassau Landfill, L.L.C.                                                       Delaware
National Guaranty Insurance Company of Vermont                                Vermont
Naue Serrot Beteiliguns Gmbh & Co. K.G.                                       Germany
Naue Serrot Europe Gmbh JV                                                    Germany
Neal Road Landfill Corporation                                                California
New England CR Inc.                                                           Massachusetts
New Milford Landfill, L.L.C.                                                  Delaware
New Orleans Landfill, L.L.C.                                                  Delaware
New York Organic Fertilizer Company L. P.                                     New York
NH/VT Energy Recovery Corporation                                             New Hampshire
Nichols Sanitation, Inc.                                                      Florida
North Hennepin Recycling and Transfer Corporation                             Minnesota
North San Diego County Development Co.                                        California
Northern Recycling, Inc.                                                      New York
Northwestern Landfill, Inc.                                                   Delaware
Nu-Way Live Oak Landfill, Inc.                                                Delaware
Oakridge Landfill, Inc.                                                       South Carolina
Oakwood Landfill, Inc.                                                        South Carolina
Oil & Solvent Process Company                                                 California
Okeechobee Landfill, Inc.                                                     Florida
Onyx Environmental Services, L.L.C.                                           Delaware
Onyx Industrial Services, L.L.C.                                              Delaware
Orange County Landfill, Inc.                                                  Florida
P & R Environmental Industries, Inc.                                          North Carolina
Pacific Waste Management, L.L.C.                                              Delaware
Palo Alto Sanitation Company                                                  California
Paper Recycling International, L.P.                                           Delaware
Pappy, Inc.                                                                   Maryland
Peerless Landfill Company                                                     Florida

Penn-Warner Club, Inc.                                                        Delaware
Pennwood Crossing, Inc.                                                       Pennsylvania
Pen-Rob, Inc.                                                                 Arizona
Penuelas Valley Landfill, Inc.                                                Puerto Rico
People's Landfill, Inc.                                                       Delaware
Peterson Demolition, Inc.                                                     Minnesota
Phoenix Resources, Inc.                                                       Pennsylvania
Pine Grove Gas Development LLC                                                Delaware
Pine Grove Landfill, Inc.                                                     Pennsylvania
Pine Grove Landfill, Inc.                                                     Delaware
Pine Ridge Landfill, Inc.                                                     Delaware
Pine Tree Acres, Inc.                                                         Michigan
Plantation Oaks Landfill, Inc.                                                Delaware
Poly-Jon of Savannah, Inc.                                                    Georgia
Prairie Bluff Landfill, Inc.                                                  Delaware
Pulaski Grading, L.L.C.                                                       Delaware
Pullman Power Products Corporation                                            Delaware
Quail Hollow Landfill, Inc.                                                   Delaware
Quality Waste Control, Inc.                                                   Minnesota
Questquill Ltd.                                                               England
R & B Landfill, Inc.                                                          Georgia
R.S.W. Recycling, Inc.                                                        Nevada
Rail Cycle North Ltd.                                                         Ontario
Rail-Cycle L.P.                                                               California
RCC Fiber Company, Inc.                                                       Delaware
RCI Hudson, Inc.                                                              Massachusetts
Reco Ventures, L.P.                                                           Delaware
Recycle & Recover, Inc.                                                       Georgia
Recycle America, Inc.                                                         Delaware
Recycle Minnesota Resources, Inc.                                             Minnesota
RE-CY-CO, Inc.                                                                Minnesota
Redwood Landfill, Inc.                                                        Delaware
Refuse Disposal, Inc.                                                         West Virginia
Refuse Removal Systems, Inc.                                                  California
Refuse Services, Inc.                                                         Florida
Refuse, Inc.                                                                  Nevada
Regional Recycling Corporation                                                New Jersey
REI Holdings Inc.                                                             Delaware
Reliable Landfill, L.L.C.                                                     Delaware
Remote Landfill Services, Inc.                                                Tennessee
Reno Disposal Co.                                                             Nevada
Resco Holdings Inc.                                                           Delaware
Resource Control Composting, Inc.                                             Massachusetts

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
Resource Control, Inc.                                                        Massachusetts
Reuter Recycling of Florida, Inc.                                             Florida
Richland County Landfill, Inc.                                                South Carolina
Ridge Generating Station Limited Partnership                                  Florida
RIH Inc.                                                                      Delaware
RIS Risk Management Inc.                                                      Delaware
Riverbend Landfill Co.                                                        Oregon
Rolling Meadows Landfill, Inc.                                                Delaware
Ronnie's Sanitation Service, Incorporated                                     North Carolina
Rose Fine Realty Corp.                                                        New York
RRT Design & Construction Corp.                                               Delaware
RRT Empire of Monroe County, Inc.                                             New York
RRT of New Jersey, Inc.                                                       New Jersey
RTS Landfill, Inc.                                                            Delaware
Rust Capital Corporation                                                      Delaware
Rust China Ltd.                                                               Delaware
Rust Controldua, S.A. De C.V.                                                 Mexico
Rust Engineering & Construction Inc.                                          Delaware
Rust International Holdings Inc.                                              Delaware
Rust International Inc.                                                       Delaware
S & S Grading, Inc.                                                           West Virginia
S&J Landfill Limited Partnership                                              Texas
S. V. Farming Corp.                                                           New Jersey
S.E.R.B.S.A. de C.V.                                                          Mexico
Salutec SA                                                                    Argentina
Sanifill de Mexico (US), Inc.                                                 Delaware
Sanifill de Mexico, S.A. de C.V.                                              Mexico
Sanifill Management LP                                                        Texas
Sanifill of Florida, Inc.                                                     Florida
Sanifill of San Juan, Inc.                                                    Puerto Rico
Sanifill Power Corporation                                                    Delaware
SC Holdings, Inc.                                                             Pennsylvania
Serrot Corporation GMBH                                                       Germany
Serrot Europe GMBH                                                            Germany
Serubam Servicos Urbanos E Ambientais Ltda                                    Brazil
SES Bridgeport L.L.C.                                                         Delaware
SES Connecticut Inc.                                                          Delaware
SF, Inc.                                                                      Delaware
Shade Landfill, Inc.                                                          Delaware
Shore Disposal, Inc.                                                          Virginia
Shoreline Disposal Service, Inc.                                              California
Sierra Estrella Landfill, Inc.                                                Arizona
Signal Capital Sherman Station Inc.                                           Delaware

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
Signal Resco, Inc.                                                            Delaware
Smyrna Landfill, Inc.                                                         Georgia
Sonoma-Marin Waste Management, Inc.                                           California
Southern Alleghenies Landfill, Inc.                                           Pennsylvania
Southern Plains Landfill, Inc.                                                Oklahoma
Southern Services of TN, L.L.C.                                               Tennessee
Southern Services of TN, L.P.                                                 Tennessee
Southern Waste Services, L.L.C.                                               Delaware
Spruce Ridge, Inc.                                                            Minnesota
Stony Hollow Landfill, Inc.                                                   Delaware
Storey County Sanitation, Inc.                                                Nevada
Suburban Landfill, Inc.                                                       Delaware
Super Cycle, Inc.                                                             Minnesota
Texarkana Landfill, L.L.C.                                                    Delaware
The Waste Management Charitable Foundation                                    Delaware
The Woodlands of Van Buren, Inc.                                              Delaware
Three Rivers Disposal, Inc.                                                   Montana
TNT Sands, Inc.                                                               South Carolina
Tonitown Landfill, Inc.                                                       Delaware
Town and Country Refuse, Inc.                                                 Florida
Trail Ridge Landfill, Inc.                                                    Delaware
Transamerican Waste Central Landfill, Inc.                                    Delaware
Transamerican Waste Industries Southeast, Inc.                                Delaware
Transamerican Waste Industries, Inc.                                          Delaware
Transwaste, Inc.                                                              Louisiana
Trash Hunters, Inc.                                                           Mississippi
Tri-Cities Resource Management, LLC                                           California
Tri-County Sanitary Landfill, L.L.C.                                          Delaware
Twin City Sanitation, Inc.                                                    Minnesota
TX Newco, L.L.C.                                                              Delaware
United Waste Systems Leasing, Inc.                                            Michigan
United Waste Systems of Gardner, Inc.                                         Massachusetts
United Waste Systems of Minneapolis, Inc.                                     Minnesota
United Waste Systems of Minnesota, Inc.                                       Minnesota
United Waste Systems, Inc.                                                    Minnesota
United Waste Transfer, Inc.                                                   Minnesota
USA South Hills Landfill, Inc.                                                Pennsylvania
USA Valley Facility, Inc.                                                     Delaware
USA Waste Geneva Landfill, Inc.                                               Delaware
USA Waste Industrial Services, Inc.                                           Delaware
USA Waste Landfill Operations and Transfer, Inc.                              Texas
USA Waste of California, Inc.                                                 Delaware
USA Waste of DC, Inc.                                                         District of Columbia

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
USA Waste of Kentucky, L.L.C.                                                 Delaware
USA Waste of Maryland, Inc.                                                   Maryland
USA Waste of Minnesota, Inc.                                                  Minnesota
USA Waste of Mississippi, Inc.                                                Mississippi
USA Waste of New York City, Inc                                               Delaware
USA Waste of Pennsylvania, L.L.C.                                             Delaware
USA Waste of Texas Landfills, Inc.                                            Delaware
USA Waste of Virginia Landfills, Inc.                                         Delaware
USA Waste of Virginia, Inc.                                                   Virginia
USA Waste San Antonio Landfill, Inc.                                          Delaware
USA Waste Services North Carolina Landfills, Inc.                             Delaware
USA Waste Services of Nevada, Inc.                                            Nevada
USA Waste Services of NYC, Inc.                                               Delaware
USA Waste Services-Hickory Hills, L.L.C.                                      Delaware
USA Waste-Management Resources, LLC                                           New York
USA-Crinc, Inc.                                                               Delaware
UWS Barre, Inc.                                                               Massachusetts
VAI  VA Projekt AB                                                            Sweden
Valley Garbage and Rubbish Company, Inc.                                      California
Van Handel Waste, Inc.                                                        Wisconsin
Vern's Refuse Service, Inc.                                                   North Dakota
VHG, Inc.                                                                     Minnesota
Vickery Environmental, Inc.                                                   Ohio
Voyageur Disposal Processing, Inc.                                            Minnesota
Voyageur Leasing, Inc.                                                        Minnesota
Voyageur Services, Inc.                                                       Minnesota
W/W Risk Management, Inc.                                                     Delaware
Wallkill/Mid-Hudson Development Co., L.L.C.                                   New York
Warner Company                                                                Delaware
Warner Hill Development Company                                               Delaware
Wasco Landfill, Inc.                                                          Delaware
Waste Away Group, Inc.                                                        Alabama
Waste Control Systems, Inc.                                                   Minnesota
Waste Management (W.M.) Israel Limited                                        Israel
Waste Management Arizona Landfills, Inc.                                      Delaware
Waste Management Asia B.V.                                                    Netherlands
Waste Management Austria mbH                                                  Austria
Waste Management Collection and Recycling, Inc.                               California
Waste Management Controladora, S.A. de C.V.                                   Mexico
Waste Management de Mexico S.A. de C.V.                                       Mexico
Waste Management Development B.V.                                             Netherlands
Waste Management Disposal Services of Colorado, Inc.                          Colorado
Waste Management Disposal Services of Maine, Inc.                             Maine

Waste Management Disposal Services of Maryland, Inc.                          Maryland
Waste Management Disposal Services of Massachusetts, Inc.                     Massachusetts
Waste Management Disposal Services of Oregon, Inc.                            Delaware
Waste Management Disposal Services of Pennsylvania, Inc.                      Pennsylvania
Waste Management Disposal Services of Virginia, Inc.                          Delaware
Waste Management Disposal Services of Washington, Inc.                        Delaware
Waste Management Environmental Services B.V.                                  Netherlands
Waste Management Environmental, L.L.C.                                        Delaware
Waste Management Financing Corporation                                        Delaware
Waste Management Holdings, Inc.                                               Delaware
Waste Management Inc. of Florida                                              Florida
Waste Management International B.V.                                           Netherlands
Waste Management International plc                                            England
Waste Management International Services (UK) Limited                          England
Waste Management International Services Ltd.                                  England
Waste Management International, Inc.                                          Delaware
Waste Management International, Ltd.                                          Bermuda
Waste Management Municipal Services of California, Inc.                       California
Waste Management National Services, Inc.                                      Delaware
Waste Management New England Environmental Transport, Inc.                    Delaware
Waste Management of Alameda County, Inc.                                      California
Waste Management of Alaska, Inc.                                              Delaware
Waste Management of Arizona, Inc.                                             California
Waste Management of Arkansas, Inc.                                            Delaware
Waste Management of California, Inc.                                          California
Waste Management of Carolinas, Inc.                                           North Carolina
Waste Management of Central Florida, Inc.                                     Florida
Waste Management of Colorado, Inc.                                            Colorado
Waste Management of Connecticut, Inc.                                         Delaware
Waste Management of Delaware, Inc.                                            Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.           Delaware
Waste Management of Flint, Inc.                                               Delaware
Waste Management of Florida Holding Company, Inc.                             Delaware
Waste Management of Georgia, Inc.                                             Georgia
Waste Management of Hawaii, Inc.                                              Delaware
Waste Management of Idaho, Inc.                                               Idaho
Waste Management of Illinois, Inc.                                            Delaware
Waste Management of Indiana Holdings One, Inc.                                Delaware
Waste Management of Indiana Holdings Two, Inc.                                Delaware
Waste Management of Indiana, L.L.C.                                           Delaware
Waste Management of Iowa, Inc.                                                Iowa
Waste Management of Kansas, Inc.                                              Kansas
Waste Management of Kentucky Holdings, Inc.                                   Delaware

Waste Management of Kentucky L.L.C.                                           Delaware
Waste Management of Leon County, Inc.                                         Florida
Waste Management of Louisiana Holdings One, Inc.                              Delaware
Waste Management of Louisiana, L.L.C.                                         Delaware
Waste Management of Maine, Inc.                                               Maine
Waste Management of Maryland, Inc.                                            Maryland
Waste Management of Massachusetts, Inc.                                       Massachusetts
Waste Management of Metro Atlanta, Inc.                                       Georgia
Waste Management of Michigan, Inc.                                            Michigan
Waste Management of Minnesota, Inc.                                           Minnesota
Waste Management of Mississippi, Inc.                                         Mississippi
Waste Management of Missouri, Inc.                                            Delaware
Waste Management of Montana, Inc                                              Delaware
Waste Management of Nebraska, Inc.                                            Delaware
Waste Management of Nevada, Inc.                                              Nevada
Waste Management of New Hampshire, Inc.                                       Connecticut
Waste Management of New Jersey, Inc.                                          Delaware
Waste Management of New Mexico, Inc.                                          New Mexico
Waste Management of New York City, L.P.                                       Delaware
Waste Management of New York, L.L.C.                                          Delaware
Waste Management of North Dakota, Inc.                                        Delaware
Waste Management of Ohio, Inc.                                                Ohio
Waste Management of Oklahoma, Inc.                                            Oklahoma
Waste Management of Oregon, Inc.                                              Oregon
Waste Management of Pennsylvania, Inc.                                        Pennsylvania
Waste Management of Rhode Island, Inc.                                        Delaware
Waste Management of South Carolina, Inc.                                      South Carolina
Waste Management of South Dakota, Inc.                                        South Dakota
Waste Management of Texas, Inc.                                               Texas
Waste Management of Tunica Landfill, Inc.                                     Mississippi
Waste Management of Utah, Inc.                                                Utah
Waste Management of Virginia, Inc.                                            Virginia
Waste Management of Washington, Inc.                                          Delaware
Waste Management of West Virginia, Inc.                                       Delaware
Waste Management of Wisconsin, Inc.                                           Wisconsin
Waste Management of Wyoming, Inc.                                             Delaware
Waste Management Paper Stock Company, Inc.                                    Delaware
Waste Management Partners, Inc.                                               Delaware
Waste Management Plastic Products, Inc.                                       Delaware
Waste Management Project Services B.V.                                        Netherlands
Waste Management Quebec Holdings, Inc.                                        Delaware
Waste Management Recycling and Disposal Services of California, Inc.          California
Waste Management Recycling of New Jersey, Inc.                                New Jersey

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

Waste Management Service Center, Inc.                                         Delaware
Waste Management Services SA                                                  Switzerland
Waste Management South America B.V.                                           Netherlands
Waste Management Technology Center, Inc.                                      Delaware
Waste Management Thailand B.V.                                                Netherlands
Waste Management Transfer of New Jersey, Inc.                                 New Jersey
Waste Management UK Group Ltd.                                                England
Waste Management, Inc. of Tennessee                                           Tennessee
Waste Resource Technologies                                                   California
Waste Resources of Tennessee, Inc.                                            Tennessee
Waste to Energy Holdings, Inc.                                                Delaware
Waste to Energy I, LLC                                                        Delaware
Waste to Energy II, LLC                                                       Delaware
Wastech Inc.                                                                  Nevada
Webster Parish Landfill, L.L.C.                                               Delaware
WESI Baltimore Inc.                                                           Delaware
WESI Capital Inc.                                                             Delaware
WESI Peekskill Inc.                                                           Delaware
WESI Westchester Inc.                                                         Delaware
West Essex Disposal Co., Inc.                                                 New Jersey
Westchester Resco Associates, L.P.                                            Delaware
Westchester Waste Services Co., L.L.C.                                        New York
Western One Land Corporation                                                  Delaware
Western U.P. Landfill, Inc.                                                   Michigan
Western Waste Industries                                                      California
Western Waste of Texas, L.L.C.                                                Delaware
Wheelabrator Baltimore L.L.C.                                                 Delaware
Wheelabrator Baltimore, L.P.                                                  Maryland
Wheelabrator Bridgeport, L.P.                                                 Delaware
Wheelabrator Carteret Inc.                                                    Delaware
Wheelabrator Cedar Creek Inc.                                                 Delaware
Wheelabrator Claremont Company, L.P.                                          Delaware
Wheelabrator Concord Company, L.P.                                            Delaware
Wheelabrator Concord Inc.                                                     Delaware
Wheelabrator Connecticut Inc.                                                 Delaware
Wheelabrator Culm Services Inc.                                               Delaware
Wheelabrator Environmental Systems Inc.                                       Delaware
Wheelabrator Falls Inc.                                                       Delaware
Wheelabrator Frackville Energy Company Inc.                                   Delaware
Wheelabrator Frackville Properties Inc.                                       Delaware
Wheelabrator Fuel Services Inc.                                               Delaware
Wheelabrator Gloucester Company, L.P.                                         New Jersey
Wheelabrator Gloucester Inc.                                                  Delaware

Wheelabrator Guam Inc.                                                        Delaware
Wheelabrator Hudson Energy Company Inc.                                       Delaware
Wheelabrator Land Resources Inc.                                              Delaware
Wheelabrator Lassen Inc.                                                      Delaware
Wheelabrator Lisbon Inc.                                                      Delaware
Wheelabrator Martell Inc.                                                     Delaware
Wheelabrator McKay Bay Inc.                                                   Florida
Wheelabrator Millbury Inc.                                                    Delaware
Wheelabrator New Hampshire Inc.                                               Delaware
Wheelabrator New Jersey Inc.                                                  Delaware
Wheelabrator NHC Inc.                                                         Delaware
Wheelabrator North Andover Inc.                                               Delaware
Wheelabrator North Broward Inc.                                               Delaware
Wheelabrator North Shore Inc.                                                 Delaware
Wheelabrator Norwalk Energy Company Inc.                                      Delaware
Wheelabrator Penacook Inc.                                                    Delaware
Wheelabrator Pinellas Inc.                                                    Delaware
Wheelabrator Polk Inc.                                                        Delaware
Wheelabrator Putnam Inc.                                                      Delaware
Wheelabrator Ridge Energy Inc.                                                Delaware
Wheelabrator Saugus Inc.                                                      Delaware
Wheelabrator Saugus, J.V.                                                     Massachusetts
Wheelabrator Shasta Energy Company Inc.                                       Delaware
Wheelabrator Sherman Energy Company, G.P.                                     Maine
Wheelabrator Sherman Station One Inc.                                         Delaware
Wheelabrator Sherman Station Two Inc.                                         Delaware
Wheelabrator Shrewsbury Inc.                                                  Delaware
Wheelabrator South Broward Inc.                                               Delaware
Wheelabrator Spokane Inc.                                                     Delaware
Wheelabrator Technologies Inc.                                                Delaware
Wheelabrator Technologies International Inc.                                  Delaware
Wheelabrator Water Technologies Baltimore, L.L.C.                             Maryland
Wheelabrator Westchester, L.P.                                                Delaware
White Lake Landfill, Inc.                                                     Michigan
Williams Landfill, L.L.C.                                                     Delaware
WM Asia BV                                                                    Netherlands
WM Energy Solutions, Inc.                                                     Delaware
WM International Holdings, Inc.                                               Delaware
WM Landfills of Georgia, Inc.                                                 Delaware
WM Landfills of Michigan, Inc.                                                Delaware
WM Landfills of Ohio, Inc.                                                    Delaware
WM Landfills of Tennessee, Inc.                                               Delaware
WM Partnership Holdings, Inc.                                                 Delaware

WM Resources, Inc.                                                            Pennsylvania
WM Services SA                                                                Argentina
WM Trading, Inc.                                                              Delaware
WM Transportation Services, Inc.                                              Delaware
WM UK Limited                                                                 England
WMI Medical Services of Indiana, Inc.                                         Indiana
WMI Mexico Holdings, Inc.                                                     Delaware
WMI Waste Management of Canada Inc.                                           Ontario
WMNA Container Recycling, Inc.                                                Delaware
WMNA Rail-Cycle Sub, Inc.                                                     Delaware
WMST Illinois, L.L.C.                                                         Illinois
WMST Nevada, L.L.C.                                                           Nevada
WTI Air Pollution Control Inc.                                                Delaware
WTI International Holdings Inc.                                               Delaware
WTI Qicheng LLC                                                               Cayman Islands
WTI Rust Holdings Inc.                                                        Delaware
WTI Taicang LLC.                                                              Cayman Islands
WTI Xuzhou, LLC                                                               Cayman Islands
WTI Yingkou LLC.                                                              Cayman Islands
Wynne's Rubbish & Recycling, Inc.                                             Minnesota
Yell County Landfill, Inc.                                                    Arkansas
Zenith/Kremer Material Recovery, Inc.                                         Minnesota
Zenith/Kremer Waste Systems, Inc.                                             Minnesota


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